Buffalo Small Cap Fund
Schedule of Investments
December 31, 2019 (Unaudited)

Shares or Face Amount		Fair Value
	COMMON STOCKS - 96.82%
	Communication Services - 4.29%
	Diversified Telecommunication Services - 1.57%
136,285	Bandwidth, Inc. (a)	$8,729,054

	Interactive Media & Services - 1.22%
192,755	CarGurus, Inc. (a)	6,781,121

	Media - 1.50%
132,345	Cardlytics, Inc. (a)	8,319,207

	Total Communication Services (Cost $18,373,689)	23,829,382

	Consumer Discretionary - 11.36%
	Auto Components - 1.16%
293,060	Motorcar Parts of America, Inc. (a)	6,456,112

	Hotels, Restaurants & Leisure - 5.88%
187,875	BJ's Restaurants Inc	7,131,735
758,560	Everi Holdings Inc. (a)	10,187,461
351,835	Penn National Gaming, Inc. (a)	8,992,902
264,540	Red Rock Resorts, Inc. - Class A	6,335,733
		32,647,831
	Household Durables - 0.99%
343,000	Lovesac Co/The (a)	5,505,150

	Internet & Direct Marketing Retail - 0.86%
253,050	RealReal Inc/The (a)	4,769,993

	Specialty Retail - 1.86%
30,560	Floor & Decor Holdings, Inc. - Class A (a)	1,552,754
390,530	Guess?, Inc.	8,740,061
		10,292,815
	Textiles, Apparel & Luxury Goods - 0.61%
78,792	Steven Madden Ltd.	3,388,844

	Total Consumer Discretionary (Cost $60,952,323)	63,060,745

	Consumer Staples - 1.03%
	Beverages - 1.03%
117,970	MGP Ingredients, Inc.	5,715,646

	Total Consumer Staples (Cost $5,601,967)	5,715,646

	Energy - 1.55%
	Energy Equipment & Services - 1.55%
178,920	Cactus, Inc. (a)	6,140,534
65,230	Core Laboratories N.V. (b)	2,457,214
	Total Energy (Cost $7,880,069)	8,597,748

	Financials - 7.79%
	Capital Markets - 1.83%
169,900	Hamilton Lane Inc. - Class A	10,126,040

	Consumer Finance - 0.76%
181,680	Green Dot Corp. - Class A (a)	4,233,144

	Insurance - 5.20%
178,550	eHealth, Inc. (a)	17,155,084
299,110	Health Insurance Innovations, Inc. (a)	5,769,832
117,965	Palomar Holdings, Inc. (a)	5,956,053
		28,880,969
	Total Financials (Cost $28,397,346)	43,240,153

	Health Care - 29.97%
	Biotechnology - 10.62%
128,385	Amarin Corporation PLC - ADR (a)(b)	2,752,574
410,605	CareDx, Inc. (a)	8,856,750
137,510	Deciphera Pharmaceuticals, Inc. (a)	8,558,622
255,770	Halozyme Therapeutics, Inc. (a)	4,534,802
101,690	Ligand Pharmaceuticals, Inc. (a)	10,605,250
378,375	Natera, Inc. (a)	12,747,454
117,585	Repligen Corp. (a)	10,876,613
		58,932,065
	Health Care Equipment & Supplies - 3.72%
48,265	Novocure Ltd. (a)(b)	4,067,292
109,040	Quidel Corp. (a)	8,181,271
238,950	STAAR Surgical Co. (a)	8,403,871
		20,652,434
	Health Care Providers & Services - 3.27%
130,838	HealthEquity, Inc. (a)	9,691,171
307,865	Progyny, Inc. (a)	8,450,894
		18,142,065
	Health Care Technology - 3.24%
137,525	Inspire Medical Systems, Inc. (a)	10,205,730
47,445	Livongo Health, Inc. (a)	1,188,972
78,550	Teladoc Health, Inc. (a)	6,576,206
		17,970,908
	Life Sciences Tools & Services - 4.75%
97,650	Adaptive Biotechnologies Corporation (a)	2,921,688
47,795	Bio-Techne Corp.	10,491,480
250,965	Personalis, Inc. (a)	2,735,519
195,555	Quanterix Corp. (a)	4,620,965
93,590	Syneos Health, Inc. (a)	5,566,265
		26,335,917
	Pharmaceuticals - 4.37%
135,725	Aerie Pharmaceuticals, Inc. (a)	3,280,473
175,210	Catalent, Inc. (a)	9,864,323
579,015	Optinose, Inc. (a)	5,338,518
363,205	Verrica Pharmaceuticals, Inc. (a)(c)	5,771,328
		24,254,642
	Total Health Care (Cost $113,317,177)	166,288,031

	Industrials - 17.47%
	Air Freight & Logistics - 1.93%
455,680	Air Transport Services Group, Inc. (a)	10,690,253

	Building Products - 2.15%
298,645	PGT Innovations, Inc. (a)	4,452,797
83,265	Trex Co., Inc. (a)	7,483,858
		11,936,655
	Construction & Engineering - 2.09%
77,275	Dycom Industries, Inc. (a)	3,643,517
123,870	MasTec, Inc. (a)	7,947,499
		11,591,016
	Electrical Equipment - 2.05%
112,955	Generac Holdings, Inc. (a)	11,362,143

	Machinery - 3.52%
71,790	John Bean Technologies Corp.	8,087,861
334,995	Kornit Digital Ltd. (a)(b)	11,466,879
		19,554,740
	Professional Services - 3.33%
140,073	ICF International, Inc.	12,833,488
132,620	Korn Ferry	5,623,088
		18,456,576
	Trading Companies & Distributors - 2.40%
61,275	SiteOne Landscape Supply, Inc. (a)	5,554,579
320,410	Univar Inc. (a)	7,766,738
		13,321,317
	Total Industrials (Cost $70,779,099)	96,912,700

	Information Technology - 22.12%
	Communications Equipment - 2.13%
149,210	Lumentum Holdings, Inc. (a)	11,832,353

	IT Services - 2.29%
41,085	Endava Plc - ADR (a)(b)	1,914,561
62,646	InterXion Holding NV (a)(b)	5,250,361
547,310	Paysign, Inc. (a)	5,555,197
		12,720,119
	Semiconductors & Semiconductor Equipment - 4.66%
144,330	Inphi Corporation (a)	10,683,307
61,350	Monolithic Power Systems, Inc.	10,921,527
80,360	Semtech Corp. (a)	4,251,044
		25,855,878
	Software - 13.04%
397,540	8x8, Inc. (a)	7,274,982
71,860	Avalara, Inc. (a)	5,263,745
50,620	CyberArk Software Ltd. (a)(b)	5,901,280
154,271	Mimecast Ltd. (a)(b)	6,692,276
63,500	Paylocity Holding Corp. (a)	7,672,070
473,855	Pluralsight, Inc. (a)	8,155,044
224,630	PROS Holdings, Inc. (a)	13,459,830
228,355	Sprout Social, Inc. (a)	3,665,098
291,102	Tufin Software Technologies (a)(b)	5,120,484
117,795	Varonis Systems, Inc. (a)	9,153,849
		72,358,658
	Total Information Technology (Cost $72,536,760)	122,767,008

	Materials - 1.24%
	Construction Materials - 1.24%
287,588	Summit Materials, Inc. - Class A (a)	6,873,353

	Total Materials (Cost $4,837,201)	6,873,353

	TOTAL COMMON STOCKS (Cost $382,675,631)	537,284,766

	REITS - 2.00%
	Real Estate - 2.00%
	Equity Real Estate Investment Trusts (REITs) - 2.00%
169,360	CyrusOne, Inc.	11,081,225

	Total Real Estate (Cost $7,720,932)	11,081,225

	TOTAL REITS (Cost $7,720,932)	11,081,225

	SHORT TERM INVESTMENTS - 1.34%
	Investment Company - 1.34%
7,412,298	Fidelity Investments Money Market Funds - Government Portfolio - Class I - 1.47% (c)	7,412,298
	Total Investment Company	7,412,298

	TOTAL SHORT TERM INVESTMENTS (Cost $7,412,298)	7,412,298

	Total Investments (Cost ($397,808,861) - 100.16%	555,778,289
	Liabilities in Excess of Other Assets - (0.16)%	(881,257)
	TOTAL NET ASSETS - 100.00%	$554,897,032

ADR —American Depositary Receipt
PLC — Public Limited Company
(a)	Non Income Producing.
(b)	Foreign Issued Security. The total value of these securities amounted to $45,622,921 (8.20% of net assets) at December 31, 2019.
(c)	The rate quoted is the annualized seven-day effective yield as of December 31, 2019.
*	See the accompanying Notes regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

 The accompanying notes are an integral part of this Schedule of Investments

INVESTMENT VALUATION

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of December 31, 2019, none of the Funds held fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at December 31, 2019

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of December 31, 2019. These assets are measured on a recurring basis.

Buffalo Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$537,284,766	-	-	$537,284,766
REITS	11,081,225	-		11,081,225
Short Term Investment	7,412,298	-	-	7,412,298
Total*	$555,778,289	$-	$-	$555,778,289

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended December 31, 2019.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
Certain of the Buffalo Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold written call options as of December 31, 2019. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any written put options as of December 31, 2019.  The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.